UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2003

          Canada Southern Petroleum Ltd.

(Exact name of registrant as specified in its charter)

Nova Scotia, Canada

001-03793

98-0085412

State or other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification No.)

505, 706 – 7 Avenue S.W., Calgary, Alberta

T2P 071

(Address of principal executive offices)

(Zip Code)

Registrant's telephone number, including area code: (403) 269-7741

N/A

(Former name or former address, if changed since last report.)

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8K June 16, 2003.doc

FORM 8-K

CANADA SOUTHERN PETROLEUM LTD.

Item 5.

Other Events

On June 11, 2003, the case management Justice of the Court of Appeal in Calgary, Alberta advised Canada Southern Petroleum Ltd. (the “Company”) and the defendants in the Kotaneelee litigation that oral arguments with respect to the parties’ appeals of the trial court’s September 2001 decision, previously scheduled for the first week of December 2003, have been rescheduled for September 29 – 30 and October 1, 2003.

8K June 16, 2003.doc

FORM 8-K

CANADA SOUTHERN PETROLEUM LTD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANADA SOUTHERN PETROLEUM LTD.

(Registrant)

By: /s/ Randy L. Denecky

Randy L. Denecky

Acting President and Chief Financial Officer

Date: June 16, 2003

8K June 16, 2003.doc